Exhibit 99.3

Execution

After Recording, Return to:

Porter Hedges, LLP

1000 Main Street, 36th Floor

Houston, Texas 77002

Attention: McCaleb (Mac) Marshall

UNITED STATES OF AMERICA	§
OUTER CONTINENTAL SHELF	§
GULF OF MEXICO	§

PARTIAL ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

Pursuant to that certain Conveyance of Overriding Royalty Interests (“Conveyance”) from Tenneco Exploration, Ltd. (“Tenneco”) to TEL OFFSHORE TRUST PARTNERSHIP, a Texas general partnership (hereinafter referred to as “Assignor”), dated January 13, 1983, but effective as of January 1, 1983, and filed in the Non-Required Filings with the Gulf of Mexico Regional Office of the Minerals Management Service (now called the Bureau of Ocean Energy Management), Assignor acquired overriding royalty interests in and to the Minerals (as defined in the Conveyance) in and under and produced and saved from the lands covered by the leases described in the Exhibit A attached to and made a part of the Conveyance, and all renewals or extensions of such leases, and all leases in replacement thereof taken in accordance with Article IV of the Conveyance (collectively, the “Leases”).  Pursuant to the Conveyance, Tenneco granted to Assignor overriding royalty interests in the Leases equal to twenty-five percent (25%) of the Net Proceeds attributable to the Subject Interests, as each of those terms is defined in the Conveyance, subject to all the terms and conditions contained in the Conveyance.  The overriding royalty interests granted to Assignor pursuant to the Conveyance are collectively referred to herein as the “Original Royalty.”

Pursuant to that certain Partial Assignment of Overriding Royalty Interests from Assignor to RNR Production, Land and Cattle Company, Inc., a Texas corporation dated October 27, 2011, but effective as of August 1, 2011, and filed in the Non-Required Filings with the Gulf of Mexico Regional Office of the Bureau of Ocean Energy Management, RNR Production, Land and Cattle Company, Inc. acquired an undivided twenty percent (20%) of Assignor’s right, title and interest in and to the Original Royalty, insofar but only insofar as, the Original Royalty burdened the Leases as described on Exhibit A attached to and made a part of the Partial Assignment of Overriding Royalty Interests.

Assignor, with an address of 1400 Smith Street, Houston, Texas 77002, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of that certain Letter Agreement dated October 29, 2013 executed by Assignor and Assignee (the “Letter Agreement”), which is incorporated herein by reference for all purposes, does hereby grant, sell, convey, and assign unto RNR PRODUCTION, LAND AND CATTLE COMPANY, INC., a Texas corporation, whose address is 14531 Highway 377 South, Fort Worth, Texas 76126 (hereinafter referred to as “Assignee”) an undivided twenty-five percent (25%) of Assignor’s right, title and interest in and to the remaining Original Royalty held by Assignor following the previous sale to Assignee (or 5% of 8/8ths), INSOFAR BUT ONLY INSOFAR AS, the Original Royalty burdens the Leases described on Exhibit A attached hereto and then only to the extent that the Leases described on Exhibit A are valid and existing leases in force and effect as of the Effective Date of this Assignment (such undivided 5% of 8/8ths interest in the Original Royalty being referred to herein as the “Specified Interest”).

This Assignment is made and accepted upon the following terms and conditions:

1.                                      Effective Date.  This Assignment shall be effective as of the first day of August, 2013, at 7:00 a.m., Central Time (the “Effective Date”).

2.                                      Right to Revenues and Proceeds.  Assignor shall retain all revenues and proceeds attributable to the ownership of the Specified Interest prior to the Effective Date.  Assignee shall be entitled to all revenues and proceeds attributable to the ownership of the Specified Interest from and after the Effective Date.  Any sums that may be received by a party which, as provided above, belong to the other shall be promptly remitted to such other party.

3.                                      Warranties.

a.                                      Special Warranty.  Assignor does hereby bind itself to warrant and forever defend, all and singular, title to the Specified Interest, unto Assignee, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

b.                                      Subrogation.  Assignee shall be and is hereby subrogated to all covenants and warranties of title by parties heretofore given or made to Assignor or Assignor’s predecessors in title in respect of the Specified Interest, for purposes of any time from and after 7:00 a.m., Central Time, on the Effective Date.

c.                                       Financial Performance. ASSIGNOR DOES NOT WARRANT THE FINANCIAL PERFORMANCE OF THE SPECIFIED INTEREST.

d.                                      Disclaimer of Condition.  ASSIGNOR DOES NOT WARRANT THE CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE OF ANY OF THE ASSETS BURDENED BY THE SPECIFIED INTEREST, ANY SUCH WARRANTY BEING EXPRESSLY DISCLAIMED.

e.                                       Information.  ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING THE INFORMATION, IN ITS FILES OR OTHERWISE, RELATING TO THE SPECIFIED INTEREST, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO ACCURACY, COMPLETENESS OR USEFULNESS FOR TITLE EXAMINATION, FOR EVALUATION OF THE WORTH OR CONDITION OF THE SPECIFIED INTEREST, OR FOR ANY OTHER PURPOSE.

f.                                        Inspection.  Assignee agrees that it has had a reasonable opportunity to inspect and examine the records of Assignor bearing upon the Specified Interest, and Assignee is aware of and satisfied with and accepts such condition of the Specified Interest “AS IS” and “WHERE IS”. Assignee assumes all risk and liability incident to the condition thereof and Assignor shall have no further obligation with respect thereto, subject to the special warranty of title set forth herein.

4.                                      Assumption of All Risk and Liability.

a.                                      Assignor Liability.  Assignor shall retain all risk and liability of whatsoever nature arising from, relating to, or connected with the ownership of the Specified Interest prior to the Effective Date, and agrees to indemnify, defend and hold Assignee harmless from all liabilities, claims, causes of action, demands, lawsuits, and expenses arising from or relating to the ownership of the Specified Interest prior to the Effective Date.  Notwithstanding the foregoing, and for purposes of clarity, nothing in this Section 4a shall be deemed to affect the “as is, where is” nature of the assignment herein, as contemplated by Section 3f above, and Assignee is taking the Specified Interest subject to all terms of the Conveyance, including, without limitation, being subject to Excess Production Costs (as such term is defined in the Conveyance) existing as of the Effective Date.

b.                                      Assignee Liability.  Assignee assumes all risk and liability of whatsoever nature arising from, relating to, or connected with the ownership of the Specified Interest from and after the Effective Date, and agrees to indemnify, defend and hold Assignor harmless from all liabilities, claims, causes of action, demands, lawsuits, and expenses arising from or relating to the ownership of the Specified Interest from and after the Effective Date.

c.                                       WAIVER OF CONSUMER RIGHTS.  ASSIGNEE WAIVES ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 et seq., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ASSIGNEE’S OWN SELECTION, ASSIGNEE VOLUNTARILY CONSENTS TO THIS WAIVER.

d.                                      WAIVER OF LOUISIANA RIGHTS IN REDHIBITION.  ASSIGNEE EXPRESSLY WAIVES EACH OF THE FOLLOWING:

(1)                                 WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE SECTIONS 2520 THROUGH 2548.

(2)                                 THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE SECTION 2475.

(3)                                 ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE SECTION 2520, ET SEQ.

(4)                                 ALL RIGHTS FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE.

ASSIGNEE ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION FOR THIS SALE.

ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE SPECIFIED INTEREST.

IN ORDER TO EVIDENCE ITS ABILITY TO GRANT THE ABOVE WAIVER, ASSIGNEE HEREBY REPRESENTS AND WARRANTS TO ASSIGNOR THAT ASSIGNEE (I) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (II) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND (III) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

e.                                       General Matters.  Any obligation or liability of the Assignor under this Assignment is the obligation and liability of the Assignor only and is in no respect whatsoever the obligation or liability of any of the partners of the Assignor, the trustees of the TEL Offshore Trust or the owners of units of the TEL Offshore Trust.  Assignee is dealing with the Assignor and is doing so in reliance solely upon the assets of the Assignor and not upon such partners, trustees or the owners of such units, none of whom shall have any personal liability to Assignee.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NONE

OF THE PARTIES OR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, MEMBERS, PARTNERS, EMPLOYEES, DIRECTORS, AGENTS, REPRESENTATIVES OR SUCCESSORS OR ASSIGNS SHALL BE ENTITLED TO LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS ASSIGNMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EACH OF PARTIES, FOR ITSELF AND ON BEHALF OF THEIR RESPECTIVE AFFILIATES, OFFICERS, MEMBERS, PARTNERS, EMPLOYEES, DIRECTORS, AGENTS, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS, HEREBY EXPRESSLY WAIVES ANY RIGHT TO LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS ASSIGNMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

5.                                      Accounting.

a.                                      Post-Closing.  By February 1, 2014, Assignor shall forward a post-closing statement, subject to a six month audit right, to Assignee setting forth the actual proration of the amounts required to be allocated among Assignor and Assignee with respect to the Specified Interest under this Assignment.

b.                                      Payment of Taxes.

(A)                               All real estate, use, occupation, ad valorem, personal property taxes and similar charges on the Specified Interest (“Property Taxes”) shall be prorated as of the Effective Date.

(1)                                 Assignor is responsible for all such Property Taxes for all periods prior to the Effective Date and is entitled to all refunds, recoupments, rebates and credits for such items with regard to such periods.

(2)                                 Assignee is responsible for all such Property Taxes for all periods from and after the Effective Date and is entitled to all refunds, recoupments, rebates and credits for such items with regard to such periods.  However, Assignor shall pay all Property Taxes with respect to the Specified Interest for calendar year 2013 and Assignee shall reimburse Assignor for Assignee’s proportionate share thereof within thirty (30) days after receipt of Assignor’s invoice, accompanied by reasonable supporting documentation.

(B)                               Any sales, use and similar taxes arising out of the sale of the Specified Interest shall be borne by Assignor.

(C)                               Assignor shall indemnify and defend Assignee with respect to any claims for taxes which are the obligation of Assignor under this Assignment, including any court costs and reasonable attorneys’ and other advisor fees.

(D)                               Assignee shall indemnify and defend Assignor with respect to any claims for taxes which are the obligation of Assignee under this Assignment, including any court costs and reasonable attorneys’ and other advisor fees.

c.                                       Special Reserve Account.  The Specified Interest is assigned hereby and accepted by Assignee subject to all special reserve accounts, as provided in the Conveyance, including any Disputed Price Reserve Account and any Special Costs Reserve Account, each as defined in the Conveyance, and Assignor hereby transfers to Assignee all rights and obligations with respect to such reserve accounts insofar and only insofar as they are attributable to or relate to the Specified Interest.

d.                                      Fees, Costs and Expenses, including any Excess Production Costs.   The Specified Interest is assigned hereby and accepted by Assignee subject to all fees, costs and expenses provided for in the Conveyance, including the carried-forward Excess Production Costs, as defined in the Conveyance, whether attributable to periods before, on or after the Effective Date, proportionately reduced, when applicable, attributable to or relating to the Specified Interest.

6.                                      Records.  Assignor shall deliver to Assignee copies of files, records and other documents relating to the Specified Interest (collectively, the “Records”), except files, records and other documents and papers protected by the attorney-client privilege or attorney work product, partnership records, and proprietary data, which includes, but is not limited to, interpretive geological and/or geophysical information, economic analyses, patents and trade secrets, offers to purchase, and any document or data protected by third party confidentiality agreements.

7.                                      Additional Agreements.  Assignor covenants and agrees to execute and deliver to Assignee such other and additional instruments and documents as may be necessary to fully convey the Specified Interest to Assignee.

8.                                      Successors and Assigns.  All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignee.

9.                                      Counterparts.  This Assignment may be executed in multiple original counterparts, each of which shall be deemed an original instrument, but all of which shall constitute but one and the same instrument.

10.                               Governing Law.  This Assignment shall be construed in accordance with, and governed by, the laws of the State of Texas, without regard to its conflicts of laws rules, and any dispute between the Parties regarding this Assignment shall be administered under the ADR provisions contained in Exhibit “D” of the Letter Agreement.

[END OF PAGE.  SIGNATURES TO FOLLOW.]

IN WITNESS WHEREOF, this Assignment is executed as of the respective dates of the acknowledgements below to be effective as of the Effective Date.

WITNESSES:		ASSIGNOR:

/s/ Ann E. Wacker		TEL Offshore Trust Partnership
Printed Name:	Ann E. Wacker
		By:	Chevron U.S.A. Inc
/s/ Michael A. Lemen		Its:	Managing General Partner
Printed Name:	Michael A. Lemen
			By:	/s/ R. Jeff Kolb
R. Jeff Kolb, Assistant Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this 29th day of October, 2013, by R. Jeff Kolb, Assistant Secretary, of Chevron U.S.A. Inc., a Pennsylvania corporation, as the general partner of TEL Offshore Trust Partnership, a Texas partnership, on behalf of said partnership.

/s/ Charles F. Holmes
Notary Public In and For
The State of Texas
My Commission Expires:	April 6, 2014

Signature Page to Partial Assignment of Overriding Royalty Interests

WITNESSES:		ASSIGNEE:

/s/ Jenny Elliot		RNR Production, Land and Cattle Company, Inc.
Printed Name:	Jenny Elliot

/s/ Chris Saputo		By:	/s/ Roy T. Rimmer, Jr.
Printed Name:	Chris Saputo		Roy T. Rimmer, Jr., President

STATE OF ARIZONA	§
§
COUNTY OF MARICOPA	§

This instrument was acknowledged before me on October 28, 2013, by Roy T. Rimmer, Jr., President of RNR Production, Land and Cattle Company, Inc., a Texas corporation, on behalf of said corporation.

/s/ Maurine Mickelson
Notary Public In and For
The State of Arizona

My Commission Expires:	9/21/14

Signature Page to Partial Assignment of Overriding Royalty Interests

EXHIBIT “A”

Attached to and made part of that certain Partial Assignment of Overriding Royalty Interests dated effective as of August 1, 2013, by and between
TEL Offshore Trust Partnership, as Assignor
RNR Production, Land and Cattle Company, Inc., as Assignee

Assignor holds title to eighty percent (80%) of the Original Royalty granted in and to the following Leases, subject to the terms and conditions of the Conveyance:

Lease Number	Area and Block	Location

OCS-0577	Eugene Island 208 (NW/4)	Offshore Louisiana

OCS-0821	Ship Shoal 183*	Offshore Louisiana

OCS-G-2318	Eugene Island 339	Offshore Louisiana

OCS-G-2319	Eugene Island 342 (W/2)	Offshore Louisiana

OCS-G-2624	South Timbalier 36	Offshore Louisiana

OCS-G-2625	South Timbalier 37	Offshore Louisiana

*                                         (N/2 and N/2 SW/4) and (SE/4, S/2 of SW/4, NE/4 of SW/4 and portion of S/2 of NW/4 of SW/4)

Exhibit A-1